Janus Fund

                      Supplement Dated September 13, 2000
                     to Prospectus Dated January 31, 2000,
                         as Supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Janus Fund is closed to new investors effective September 13, 2000. Unless you are one of the investors listed below, you may not invest in the Fund after the close of business on September 12, 2000.

You may continue to purchase Fund shares through your existing Fund account and to reinvest dividends and capital gains in the Fund if you are:

- A current Fund shareholder;

- A discretionary investment adviser investing through an existing account at a financial intermediary; or

- A financial institution and/or intermediary that currently has a contractual agreement with Janus to offer the Fund to qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans, or money purchase pension plans), 403(b) plans, or 457 plans.

Although the Fund is generally closed to new investors, you may open a new Fund account if:

- Your name appears in the registration of an existing Fund account and will also appear in the registration of the new Fund account;

- You are an employee, or a relative living in the same household as an employee, of Janus Capital Corporation or one of its subsidiaries and you open your account directly with Janus;

- You are a discretionary investment adviser with existing Fund accounts; or

- You are a participant in a qualified defined contribution retirement plan that offers the Fund as an investment option.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.